UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2017

U-VEND, INC.

(Exact name of registrant specified in its charter)

333-165972

Commission File Number

Delaware	22-3956444
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1507 7th STREET, #425

SANTA MONICA, CALIFORNIA 90401

(Address of principal executive offices)

(800) 467-1496

 (Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communication pursuant for Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrants Business and Operations

Item 1.01.

Entry into a Definitive Material Event.

On January 26, 2017, Mr. Neelin, an affiliate, and the Company entered into a five year exclusive Master Distributor Agreement to market and sell U-Vend services in Canada and Latin America. All expenses associated with the marketing, selling and the provisioning of the services will be borne by Mr. Neelin. The Company will earn a royalty fee of 10% on total gross sales of the services sold through the distribution agreement. Royalties will be paid to the Company on a quarterly basis. A copy of the Master Distribution Agreement is attached to this Form 8-K as an exhibit.

Section 3 – Securities and Trading Markets

Item 3.02.

Unregistered Sales of Equity Securities.

On January 26, 2017, the Company issued a convertible note under the Company’s 2016 Securities Purchase Agreement for $20,000 with an interest rate of 9.5% and two year term. The note is convertible into 400,000 shares of common stock at $0.05 per share. In addition, the Company issued 400,000 warrants with an exercise price of $0.07 per share and five year term in connection with this debt.

On January 5, 2017, the Company issued 400,000 shares of common stock upon exercise of warrants resulting in cash proceeds of $20,000 to the Company.

On December 28, 2016, the Company issued 700,000 shares of its common stock upon conversion of $35,000 face amount of Senior Convertible Note.

On December 27, 2016, the Company issued 500,000 restricted shares of its common stock to a note holder as consideration for extending the maturity of the note.

On December 23, 2016, the Company issued 250,000 restricted shares of its common stock in connection with a consulting agreement.

On December 19, 2016, the Company issued a convertible note under the Company’s 2016 Securities Purchase Agreement for $100,000 with an interest rate of 9.5% and two year term. The note is convertible into 2,000,000 shares of common stock at $0.05 per share. In addition, the Company issued 2,000,000 warrants with an exercise price of $0.07 per share and five year term in connection with this debt.

The shares of common stock to be issued in the above transactions have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and were issued and sold in reliance upon the exemption from registration contained in Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.

Section 5 – Corporate Governance and Management

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 1, 2017, Raymond Meyers, Chief Executive Officer, President, and acting Chief Financial Officer resigned from the Company to pursue other opportunities. Mr. Meyers will remain as a member of the Company’s Board of Directors. The resignation was not related to any disagreement with the Company or due to any matter relating to the Company’s operations, policies or practices. A copy of Mr. Meyers’s resignation letter is attached to this Form 8-K as an exhibit.

On February 1, 2017, Mr. Meyers entered into a sixty day consulting agreement with the Company to provide transition services. A copy of Mr. Meyers’s consulting agreement is attached to this Form 8-K as an exhibit.

Effective February 1, 2017, the Company appointed David Graber, 45, to fill the vacancy created by the resignation of Mr. Meyers. Mr. Graber will serve as the Company’s Chief Executive Officer, President, and acting Chief Financial Officer and has been added to the Company’s Board of Directors. Most recently, Mr. Graber was the Managing Principal of Cobrador Capital Advisors, LLC, an investment management firm focused on the consumer sector. Prior to Cobrador Capital Advisors, LLC, Graber was Managing Director, Investment Banking at New Century Capital Partners (2011-2014) and National Securities Corporation (2009-2010). From 2006-2008, he was CEO and Director of OKC Corporation, a manufacturer and retailer in the home improvement industry. From 1994-2005 Mr. Graber was a Sr. Vice President and Director in the Equities Division of Donaldson, Lufkin & Jenrette and subsequently, Credit Suisse First Boston (CSFB) in New York and Los Angeles. Mr. Graber holds dual Masters of Business Administration (MBA) from Columbia University Graduate School of Business in New York City (2004) and London Business School in the UK (2004). He also holds a BA Psychology from Tulane University in New Orleans, LA (1994).

The Company and Mr. Graber entered into an employment agreement, effective February 1, 2017, for a period of two years, which may be extended by mutual consent. Mr. Graber in his capacity as Chief Executive Officer is entitled to a monthly salary of not less than $22,000. In addition, he is entitled to receive a bonus at the discretion of the Board of Directors and based on the financial performance of the Company. The Employment Agreement may be terminated prior to such date, however, upon Mr. Graber’s death, disability, by the Company for Cause (as defined in the Employment Agreement), by Mr. Graber for Good Reason (as defined in the Employment Agreement) and voluntary termination by Mr. Graber other than for Good Reason upon 30 days’ notice. Upon termination by the Company for any reason other than Cause or by Mr. Graber for Good Reason, Mr. Graber will receive any accrued but unpaid salary through the date of termination and an amount equal to his salary at the time of termination payable for the remainder of the then-current term. Upon termination by reason of Mr. Graber’s death or disability, he will receive any accrued but unpaid salary through the date of termination and an amount equal to his salary at the time of termination payable for 1 year beginning 30 days after the date of termination. Upon termination by the Company for Cause or voluntarily by Mr. Graber for other than Good Reason, he will receive only accrued but unpaid salary through the date of termination.

Effective December 31, 2016, Paul Neelin, Chief Operating Officer, Secretary and Director resigned from the Company to pursue other opportunities.  The resignation was not related to any disagreement with the Company or due to any matter relating to the Company’s operations, policies or practices. A copy of Mr. Neelin’s resignation letter is attached to this Form 8-K as an exhibit.

Item 9.01.

Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit.
10.49	Meyers Resignation Letter
10.50	Meyers Consulting Agreement
10.51	Graber Employment Agreement
10.52	Neelin Resignation Letter
10.53	Master Distribution Agreement

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

U-Vend, Inc.

	By:	/s/ David Graber
David Graber, Chief Executive Officer
February 6, 2017

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